                                                                    EXHIBIT 10.8


                                  GROUND LEASE
                                  ------------


     THIS GROUND LEASE ("Agreement") is entered into effective as of the 28th day of July, 2000, by and between BORDEN CHEMICAL, INC., a Delaware corporation, represented herein by its duly authorized officer, whose permanent mailing address is declared to be 180 East Broad Street, Columbus, Ohio 43215, its successors and assigns ("Landlord"), and BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, represented herein by its duly authorized general partner, BCP Management, Inc., a Delaware corporation, represented herein by its duly authorized officer, and whose mailing address is Highways 73 and 30, Geismar, Louisiana 70734 ("Tenant").



                                   ARTICLE 1
                                   ---------

                               LEASE OF PROPERTY
                               -----------------

     Section 1.01.  Premises Leased.  Landlord, in consideration of the rents,
                    ---------------
covenants, agreements, and conditions herein set forth which Tenant hereby agrees shall be paid, kept, and performed, does hereby lease to Tenant, and Tenant does hereby rent and lease from Landlord, that certain tract or parcel of land ("Land") situated in Ascension Parish, Louisiana, as more fully shown on

Exhibit "A" attached to this Agreement, subject to such servitudes, rights-of-
-----------
way, encumbrances and restrictions set forth on Exhibit "B" attached hereto
                                                -----------
("Permitted Exceptions").

     Section 1.02.  Premises Defined.  All of the Land, rights, and interests
                    ----------------
leased to Tenant pursuant to Section 1.01 are herein collectively referred to as the "Premises".

     Section 1.03.  Habendum.  TO HAVE AND TO HOLD its leasehold estate in the
                    --------
Premises, together with all and singular the rights and privileges belonging thereto, in quiet enjoyment unto Tenant, its successors and assigns upon the terms and conditions herein set forth, for the term set forth in Article 2, subject to termination as herein provided.

     Section 1.04.  Servitudes.  Landlord reserves the right to enter upon the
                    ----------
Premises and to cross the Premises with servitudes, rights-of-ways and/or easements for drainage, utilities, pipelines, cables, conduits, access or other purposes required in connection with the operation of its adjacent plants, as long as the exercise of such right does not interfere with Tenant's use of the Premises.

                                   ARTICLE 2
                                   ---------

                                 TERM OF LEASE
                                 -------------

     Section 2.01.  Term.  Unless sooner terminated as herein provided, this
                    ----
Agreement shall be and continue in full force and effect for a term commencing on the 28th day of July, 2000 (the "Commencement Date"), and ending at midnight, C.S.T., on the 31st day of December, 2000 ("Term").

     Section 2.02.  Extension of Term.  In the event Landlord fails to exercise
                    -----------------
its option ("Option") to purchase the Improvements in accordance with the Conveyance and Transfer Agreement dated as of June 27, 2000 between Landlord and Tenant ("Conveyance"), the Term shall be automatically extended for an additional period of up to ten (10) years, or until Tenant ceases the operation of the Improvements for production of methanol for a period of at least twelve
(12) consecutive months, or advises Landlord that it has permanently ceased operation of the Improvements for the production of methanol, whichever first occurs ("Extended Term).



                                   ARTICLE 3
                                   ---------

                                      RENT
                                      ----

     Section 3.01.  Rent.  The rent for this Agreement shall be (i) the
                    ----
consideration set forth in the Conveyance; and (ii) the aggregate funds expended annually by Tenant to perform Tenant's agreement hereunder to pay all operating and other expenses incurred by Landlord or Tenant as the owner or operator of the Premises during the Term. Landlord and Tenant acknowledge and consent to the sufficiency of the consideration as equal to the fair rental value of the Premises.

     Whenever the term "Rent", "Rental", "rent" or "rental" is used in this Agreement, it shall refer to the consideration for this Agreement described in this Article 3, and, where applicable, to any and all other consideration, fees, costs, charges, expenses, additional rent, and any other sums of money to be paid by Tenant to or on behalf of Landlord hereunder.

     Section 3.02.  Payment of Monies.  All Rental and other sums due and
                    -----------------
payable to Landlord by Tenant hereunder shall be payable to Landlord at the original or changed address of Landlord as set forth in Section 15.01 or to such other persons or at such other addresses as Landlord may designate from time to time in writing to Tenant. All Rent shall be paid by Tenant in lawful money of the United States of America without notice or demand, except as otherwise provided for herein.

     Section 3.03.  Net Lease. This Agreement is a net lease, and shall be
                    ---------
absolutely net to Landlord, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction, reduction, diminution or set off except as expressly set forth herein to the contrary. Accordingly, all costs, expenses, and obligations of every kind or nature whatsoever, relating to the Premises, or any improvements thereon whether now owned by Tenant or hereafter constructed, owned, operated, restored, replaced or repaired by Tenant (collectively, the "Improvements"), which may arise or become due during the Term shall be paid by Tenant, and Landlord shall be and is hereby indemnified and held harmless by Tenant from and against payment of any and all such expenses, except as provided in the Conveyance.



                                   ARTICLE 4
                                   ---------

                           IMPOSITIONS AND UTILITIES
                           -------------------------

     Section 4.01.  Impositions Defined.  The term "Impositions" shall mean all
                    -------------------
taxes, assessments, use and occupancy taxes, water and sewer charges, rates and rents, charges for public utilities, excises, levies, license and permit fees, and all other charges by any public authority of any kind and nature whatsoever, which shall or may during the Term be assessed, levied, charged, confirmed or imposed by any public authority upon or accrued or which may become a lien on
(i) the Premises, the Improvements, and Tenant's furniture, fixtures, equipment and other personal property located in, on or at the Premises; (ii) such franchises, licenses, and permits as may be pertinent to the use of the Premises; or (iii) any documents to which the Tenant is a party creating or transferring an interest or estate in the Premises. Impositions shall not include any income tax, capital levy, estate, succession, inheritance or transfer taxes, or similar tax of Landlord; or any income, profits, or revenue tax, assessment, or charge imposed upon any benefit received by Landlord under this Agreement by any Governmental Entity (as hereinafter defined). If at any time during the Term, the present method of taxation shall be so changed that the whole or any part of the Impositions now levied, assessed or imposed on the Land shall be discontinued and in whole or partial substitution therefor, taxes, assessments, levies, impositions, or charges shall be levied, assessed, and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Land or the rents reserved herein or any part thereof, then such substitute taxes, assessments, levies, impositions, or charges, to the extent so levied, assessed, or imposed, shall be deemed to be included within the term "Impositions".

     Section 4.02.  Tenant's Obligation.  During the Term, Tenant will pay
                    -------------------
before delinquency, all Impositions. Impositions that are payable by Tenant for the tax year in which this Agreement commences as well as during the year in which the Term ends shall be apportioned so that Tenant shall pay its proportionate share of the Impositions for such periods of time. Tenant shall deliver to Landlord evidence of due payment of all Impositions Tenant is obligated to pay hereunder, promptly after making such payment.

     Section 4.03.  Tax Contest.  Tenant may, in good faith and at its sole cost
                    -----------
and expense by appropriate proceedings, contest the validity or amount of any Imposition, in which event the payment thereof may be deferred during the pendency of such contest, if diligently prosecuted, and if such contest or deferral in payment does not place the Premises in imminent danger of being seized or forfeited.

     Section 4.04.  Right to Perform Tenant's Obligation as to Impositions.  If
                    ------------------------------------------------------
Tenant shall fail to timely pay any Imposition for which it is responsible hereunder before such Impositions become delinquent or fails to timely notify Landlord of its intention to contest the same, or fails to pay contested Impositions following a final determination of such contest, or places the Premises in imminent danger of being seized or forfeited, Landlord may, at its election (but without obligation), pay such Imposition with any interest and penalties due thereon, and the amount so paid shall be repayable by Tenant, on demand, together with interest thereon at the prime rate of interest described as the base rate on corporate loans at large U.S. money center commercial banks as published by the Wall Street Journal or any successor publication, not to exceed the maximum contract rate of interest permitted by applicable law ("Landlord's Prime Rate") from the date of such payment until repaid.

     Section 4.05.  Utilities.  Except as otherwise provided for in the
                    ---------
Conveyance, Tenant shall pay and be solely responsible for all deposits and charges for gas, electricity, water, energy, light, heat, air conditioning, power, telephone and other communication services, garbage or other trash removal and disposal, sewerage or effluent removal or disposal, water and all other utilities and similar services rendered or supplied to, or used or consumed on the Premises, and all water rents, deposits, sewer service charges, or other similar charges levied or charged against, or in connection with, the Premises.



                                   ARTICLE 5
                                   ---------

                          IMPROVEMENTS AND ALTERATIONS
                          ----------------------------

     Section 5.01.  Ownership of the Improvements.  All of the Improvements on
                    -----------------------------
the Land are, shall be and remain the property of Tenant at all times during the Term or sooner termination of this Agreement. Upon the expiration or sooner termination of this Agreement, in the event Landlord has not elected to exercise its option to purchase the Improvements in accordance with the terms of the Conveyance, Tenant shall have the obligation to remove the Improvements to slab level, at its sole cost and expense and in a good and workmanlike manner and in accordance with applicable laws and regulations, within two (2) years of the expiration or sooner termination of this Agreement; provided however, that Tenant's obligation to remove Improvements shall be limited as follows: (i) Tenant shall have no obligation to remove slabs or foundations except to ground level, or roadways, paving or curbs; (ii) Tenant shall have no obligation to remove the cooling tower located on the Premises, but will remove all asbestos on such cooling tower; (iii) Tenant shall not be required to remove existing underground utility lines, consisting of lines for cooling water, fire water and electrical power; (iv) Tenant shall not be required to remove piperacks, pipelines or other equipment in continued operation under the terms of easements or servitudes; and (v) Tenant shall not remove the control room located on the Premises. Tenant shall, to the extent required by applicable Law (as defined below), remove all asbestos from the Premises. This obligation shall be a continuing obligation and shall survive the expiration of the Term or the termination of this Agreement. The Improvements shall be maintained free from liens of materialmen, contractors, subcontractors, laborers, and other mechanic's liens (collectively, the "Mechanic's Liens"). In the event a Mechanic's Lien is filed against the Premises as a result of the alteration, maintenance and repair of the Improvements, such Lien will be paid or bonded over by Tenant within thirty (30) days of notice to Tenant of the filing of such Lien. Nothing contained herein shall limit or impede Tenant's right to contest by appropriate legal proceedings any claims arising out of the construction, repair, or maintenance of improvements or any Mechanic's Liens filed or asserted against the Premises or the improvements.

     Section 5.02.  Right to Alter the Improvements.  Tenant shall have the
                    --------------------------------
right to construct, add to, alter, change, modify, or reconstruct the Improvements. Tenant shall fully and completely indemnify Landlord against any Mechanic's Liens in connection with the making of such alterations and changes, and shall pay all costs, expenses, and charges thereof. All alterations and repairs shall (i) be at the sole cost and expense of Tenant; (ii) be constructed in a good and workmanlike manner; and (iii) be in compliance with all applicable Laws.



                                   ARTICLE 6
                                   ---------

                         USE, MAINTENANCE, AND REPAIRS
                         -----------------------------

     Section 6.01.  Use.
                    ---

     (a) Subject to the terms and provisions hereof, Tenant shall have the right to use and enjoy the Premises for the continued operation of existing methanol plant located on the Land ("Permitted Use"), in compliance with all applicable
Law.   Tenant may, in good faith and by appropriate proceedings, and at its sole cost and expense, contest such law, ordinance, rule or regulation applicable to the Permitted Use, and the failure to strictly abide by such law, ordinance, rule or regulation during the pendency of such contest, if diligently prosecuted, shall not constitute a default hereunder; provided, however, that such contest does not place the Premises in imminent danger of being seized or forfeited, or create an unreasonable risk of loss to Landlord.

     (b) Tenant shall not use or occupy, nor permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises in a manner which would constitute a public or private nuisance, or which would violate any restrictive covenants applicable to the Premises, laws, orders, acts, rules, regulations, ordinances, or requirements of any governmental authority having jurisdiction over the Premises, and Tenant shall to the extent permitted by applicable Law, indemnify and hold harmless Landlord from and against all fines, penalties, claim or claims for damages of every kind and nature arising out of any failure to comply with any such restrictive covenants, laws, orders, acts, rules, regulations, ordinances, or requirements.

     Section 6.02.  Maintenance and Repairs.
                    -----------------------

     (a) At all times during the Term, Tenant shall take good care of the Premises, promptly make all necessary repairs thereto (which, subject to Section 5.01, shall include any maintenance, restoration or repair required by any applicable Governmental Entities (as defined below)).

     (b) Except as provided in the Conveyance, Landlord shall have no obligation to maintain or repair the Premises during the Term.



                                   ARTICLE 7
                                   ---------

                            INSURANCE AND INDEMNITY
                            -----------------------

     Section 7.01.  Comprehensive General Liability Insurance.  Tenant shall at
                    -----------------------------------------
all times, at its sole cost and expense, procure and maintain comprehensive general liability and property damage insurance with respect to the Premises. Such insurance shall be in an amount of not less than $5,000,000 per occurrence, and may be issued as a combined, single limit (bodily injury and property damage) policy, covering bodily injury, personal injury, including death and property damage.

     Section 7.02.  Casualty Insurance.  Tenant shall also procure and maintain
                    ------------------
such casualty insurance as it desires with respect to any Improvements upon the Premises. Landlord shall have no responsibility for providing casualty insurance with respect to the Improvements.

     Section 7.03  Workers' Compensation Insurance. Tenant shall at all times
                   -------------------------------
procure and maintain workers' compensation insurance in compliance with the laws of the State of Louisiana and employer's liability insurance with a minimum limit of $500,000.

     Section 7.04.  Policy Form and Insurer.
                    -----------------------

     (a) Notwithstanding anything to the contrary contained herein, Tenant may self-insure, obtain commercial coverage, or a combination thereof in order to comply with the insurance required to be maintained under this Section 7. All commercially written insurance provided in compliance with the requirements in this Section and all renewals of such insurance shall be issued by companies authorized to transact business in the State of Louisiana. All insurance policies provided by Tenant shall expressly provide that the policies shall not be canceled or altered without 30 days' prior written notice to Landlord; and shall, to the extent obtainable, provide that no act or omission of Landlord or Tenant which would otherwise result in forfeiture or reduction of the insurance will affect or limit the obligation of the insurance company to pay the amount of any loss sustained.

     (b) Original or copies of original policies (together with copies of the endorsements or certificates of insurance) will be delivered by the Tenant to the Landlord prior to the Tenant's occupancy of the Premises and from time to time at least 30 days prior to the expiration of the term of each policy.

     Section 7.05.  Indemnification.  Tenant will indemnify Landlord, its
                    ---------------
agents, shareholders, officers, members, partners, employees, and servants, and hold them harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury, damage to property, cost, outlay, or expense arising from or out of any occurrence in, upon, or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by employees, servants, lessees, or concessionaires of Tenant or any person for whom Tenant is responsible, unless the same is occasioned by the willful misconduct or gross negligence of Landlord, its employees, agents and contractors.

     Section 7.06.  Subrogation.  Tenant agrees to release and waive, and hereby
                    -----------
releases and waives, all rights of subrogation against Landlord possessed by its insurers to the extent it is permitted under its insurance policies.



                                   ARTICLE 8
                                   ---------

                                 CASUALTY LOSS
                                 -------------

     In the event the Premises is wholly or partially damaged or destroyed by fire, the extended coverage perils, flood, storm, tornado, or other casualty, Tenant shall give immediate notice to Landlord, and Tenant may but shall not be obligated, without cost, risk, expense or liability to Landlord, to rebuild, repair and/or restore the Improvements on the Premises provided, however Landlord shall never be required to expend any funds in connection therewith except to the extent such damage was caused in whole or in part by the gross negligence or willful misconduct of Landlord, its agents, employees or any other entity acting by or through Landlord in which case Landlord shall pay such repair and restoration costs. In the event Tenant elects not to rebuild, repair or restore the Improvements, Tenant shall notify Landlord of its election within thirty (30) days following the casualty, and this Agreement shall terminate. Provided, however, Tenant shall be obligated to remove the Improvements in accordance with its obligations under Section 5.01 of this Agreement.



                                   ARTICLE 9
                                   ---------

                                  CONDEMNATION
                                  ------------

     Section 9.01.  Total Taking.  If during the Term all or substantially all
                    ------------
of the Premises shall be taken in any condemnation or eminent domain proceeding, this Agreement shall thereupon terminate. In such event the obligation to pay any monies hereunder and the Tenant's right of possession shall terminate on the date of such taking; provided, however, Tenant shall pay to Landlord any rent or other amounts due and owing under this Agreement at the time of the taking.

     Section 9.02.  Partial Taking.  If only a part of the Premises be taken in
                    --------------
any condemnation or eminent domain proceeding, Tenant at its own cost, risk, expense and liability, and without cost, risk, expense or liability to Landlord shall have the right but not the obligation to make such repairs and alterations to that part of the Premises as may be necessary to restore that part of the Premises not taken to a condition suitable for the uses and purposes for which the Premises are being utilized by Tenant. If the Premises would, in the Tenant's reasonable business judgment remain materially unsuitable for Tenant's Permitted Use after proposed restoration under this Section, Tenant hereto shall have the option to terminate this Agreement as of the date of ouster by giving written notice of termination within fifteen (15) days after Tenant has been ousted from possession of such part, whereupon this Agreement shall be of no further force or effect. Tenant shall remove the Improvements and restore the Premises in accordance with the provisions of Section 5.01 of this Agreement.

     Section 9.03.  Condemnation Award.  In the event of a total condemnation of
                    ------------------
the Premises, or a partial taking of the Premises which render the Premises materially unsuitable for Tenant's Permitted Use ("Taking"), all damages awarded in connection with the Taking of the Improvements or the Premises ("Award") shall be allocated by Landlord and Tenant as follows:

     Landlord shall be entitled to recover all damages awarded as compensation for the diminution in value of its fee title to the Premises. Tenant shall be entitled to recovery of all damages awarded as compensation for the diminution of value of its leasehold interest in the Premises. Provided, however, Landlord and Tenant shall have the right to claim such compensation as may be separately awarded or recoverable by Tenant or Landlord in their own right on account of any and all damages to their business by reason of the condemnation and for and on account of any cost or loss which they might be put in removing its furniture, fixtures, equipment and leasehold improvements.



                                   ARTICLE 10
                                   ----------

                             CONDITION OF PREMISES:
                             ----------------------

     Section 10.01. Tenant accepts the Premises "as is", in their present state and without any representation or warranty by Landlord whatever as to the condition or state of repair of the Premises or the fitness of the same for Tenant's purposes or for any purpose whatsoever. Landlord shall not be responsible for any latent vice or defect or change of condition in the Premises.

     Section 10.02. Landlord makes no covenant, representation or warranty as to the suitability of the Premises for any purpose whatsoever or as to the physical condition thereof. Tenant acknowledges that it has inspected the Premises, observed its physical characteristics and existing conditions and has had the opportunity to conduct such investigation and study on and of the Premises as it deems necessary for its intended use and occupancy under this Agreement, and hereby waives any and all objections to or complaints about physical characteristics and existing conditions of the Premises. Tenant further acknowledges and agrees that the Premises are to be leased to, and accepted by Tenant in its present condition "AS IS" and with all faults.

     Section 10.03. For the purposes of this Agreement, the following terms and conditions shall have the meanings ascribed thereto:

          (a) "Environmental Activity" or "Environmental Activities" means any storage, presence, existence, release, threatened release, use, generation, abatement, removal, disposal, handling or transportation of any Materials of Environmental Concern in, to, on, under, from or about the Premises.

          (b) "Environmental Laws" means any and all applicable Laws (as defined below) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health.

          (c) "Governmental Entity" or "Governmental Entities" means any domestic government, or agency, or bureau, board, commission, court, police jury, department, official, political subdivision, tribunal other instrumentality thereof, whether federal state, parish of local.

          (d) "Laws" means collectively, any constitutional provision, statute, law (including without limitation common law), code, rule, regulation, ordinance, permit, decree, injunction, judgment, order, ruling, determination, finding, writ or other legally enforceable requirement of any Governmental Entity.

          (e) "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, asbestos, pollutants, contaminants, radioactivity, and any other substances of any kind, that are regulated pursuant to or could give rise to liability under any applicable Environmental Law.

     Section 10.04. Tenant shall, at Tenant's sole cost and expense, comply with and maintain the Premises in compliance with all applicable Laws.

     Section 10.05. In the event Landlord discovers any breaches under Section 10 of this Agreement or any violations of applicable Laws by Tenant, Landlord shall give Tenant written notice of such violation, and Tenant shall have a reasonable period of time not to exceed forty-five (45) days in which to cure such violation, unless the violation is of such a nature that it cannot be reasonably cured within such 45-day period, in which event no default shall occur as long as Tenant commences to cure the violation within the 45-day period, and thereafter, in good faith, diligently and with continuity prosecutes to completion the curing of such violation. In the event Tenant fails to commence to cure such violation within the prescribed time period, Landlord shall be entitled to all rights and remedies listed in Section 11.02 hereof.

     Section 10.06. Tenant shall promptly notify Landlord as to any liens threatened or attached against the Premises pursuant to any Laws. In the event that such a lien is filed against the Premises, then Tenant shall provide indemnification reasonably satisfactory to Landlord.

     Section 10.07. Tenant's Environmental Indemnity. Tenant agrees to protect, indemnify, defend, reimburse and hold harmless (i) Landlord; (ii) any other person who acquires an interest in this Agreement whether by an assignment of Landlord's interest in this Agreement or otherwise; (iii) any other person who acquires all or a portion of the Premises at a foreclosure sale or by a conveyance in lieu of foreclosure or otherwise through the exercise of the rights and remedies of Landlord under this Agreement; and (iv) the principals, members, directors, officers, partners, shareholders, employees, successors, assigns, and invitees of such persons listed in Section 10.07(i) through 10.07(iii) above (any and all of which are referred to in this Section 10.07 as "Indemnitee") from and against any and all loss, cost, penalty, fine, liability, damage, or expenses (including without limitation attorney's fees, court costs and litigation expenses), arising out of or resulting from or in any way connected with (a) the presence of any Materials of Environmental Concern in, at, on, under or about the Premises caused by Tenant's use of the Premises after the date hereof; (b) any Environmental Activity conducted after the date hereof by Tenant or by any other party for whom Tenant is legally responsible on the Premises; (c) any violation of any Environmental Laws pertaining to the condition of the Premises or any Environmental Activity thereon to the extent caused by Tenant or caused by anyone else duly acting on behalf of Tenant or for whom Tenant is responsible; or (d) any valid or meritorious claim, demand or cause of action, brought or served against any Indemnitee which directly or indirectly relates to, arises from or out of, or is based upon any of the matters described in this Article 10, which are caused by Tenant's use of the Premises. This obligation shall survive the expiration or earlier termination of this Agreement, the discharge of all other obligations owed by the parties to each other, and transfer of title to the Premises whether by sale, exchange, foreclosure, deed in lieu of foreclosure or otherwise.

     Section 10.08. The provisions of this Section 10 shall be binding upon Landlord and Tenant and inure to the benefit of Landlord and Tenant, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     Section 10.09. The provisions of the Section 10 are in addition to and not in substitution for or in limitation of the covenants and agreements of Tenant in the separate Environmental Indemnity Agreement between the parties bearing the same date as the Agreement. Notwithstanding the foregoing, if the Extended Term ends on or before December 31, 2003, in the event indemnification is sought under this Agreement for a matter that is also covered by the Environmental Indemnity Agreement, the Environmental Indemnity Agreement shall control; provided, however, that Seller thereunder shall be deemed to be responsible for indemnification pursuant to Section 1 thereof for matters occurring through the end of the Term (or Extended Term, whichever shall then be applicable hereunder) and the "Operating Period" referred to in Section 1 thereof shall be deemed to be the period from November 30, 1987 through the end of the Term (or Extended Term, as the case may be). In addition, for purposes of Section 4 thereof, Seller's period of ownership of the Leased Premises shall be deemed to include the period of Tenant's tenancy hereunder. If the Extended Term extends beyond December 31, 2003, the provisions of this Article 10 shall apply without regard to this Section 10.09. For purposes of this Agreement, a matter is "also covered by the Environmental Indemnity Agreement" if, after considering all the facts and circumstances with respect to whether a matter has occurred solely during the Term, there remains a scientific dispute which cannot be resolved with reasonable certainty.



                                   ARTICLE 11
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

     Section 11.01.   Default.  Each of the following shall be deemed an "Event
                      -------
of Default" by Tenant hereunder and a material breach of this Agreement:

     (a) Whenever Tenant shall fail to pay any rent due by Tenant hereunder on the date upon which the same is due to be paid and such failure shall continue for thirty (30) days after Tenant shall have been given written notice thereof by Landlord of such failure; or

     (b) Whenever Tenant shall fail to keep, perform, or observe any of the covenants, agreements, terms, or provisions contained in this Agreement that are to be kept or performed by Tenant other than with respect to payment of any liquidated sums of money, and Tenant shall fail to commence and take such steps as are necessary to remedy the same within sixty (60) days after Tenant shall have been given a written notice specifying the same; provided, however, if the default is of such a nature that it cannot be cured within the 60-day period, Tenant shall not be considered in default under this Agreement if it commences to cure such default within the 60-day period, and thereafter in good faith and with due diligence proceeds to cure such default.

     Section 11.02.  Remedies.  If any one or more Events of Default occur(s)
                     --------
then Landlord has the right, at its election, to undertake any one or more of the following non-exclusive actions:

          (a) To give Tenant written notice of Landlord's intention to terminate this Agreement on the earliest date permitted by law or this Agreement or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Agreement will be terminated, except as to Tenant's liability, as if the date fixed in such notice were the end of the Term, without, however, waiving Landlord's right to collect all Rent and other payments due or owing for the period up to the time Landlord regains possession, as well as any damages and reasonable Litigation Expenses;

          (b) Proceed for past due installments of Rent, reserving its right to proceed later for the remaining installments as well as any Litigation Expenses; and/or

          (c) Without further demand or notice of any kind, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation all Litigation Expenses, provided that Landlord will have no obligation to cure any such Event of Default.

     Should Landlord elect to reenter, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice or remedy provided by law, Landlord may, from time to time, without terminating this Agreement, relet the Premises or any part of the Premises in Landlord's name, but for the account of Tenant, the balance of the Term, and on such other conditions and upon such other terms (which may include reasonable concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the Rent. Landlord will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any Rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Agreement unless written notice of such intention is given to Tenant. No notice from Landlord under this Section or proceeding under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Agreement unless such notice or proceeding specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Agreement by giving Tenant such notice, in which event this Agreement will terminate as specified in such notice.

     Whenever the term "Litigation Expenses" is used in this Section 11.02, it shall mean any and all costs and expenses incurred by Landlord in connection with Tenant's default, including without limitation all attorney's fees, court costs, other reasonable legal fees and litigation costs, accountant's fees, realtor fees, brokerage commissions and leasing commissions.

     Section 11.03.  Performance of Tenant's Other Obligations.  If Tenant fails
                     -----------------------------------------
to perform or observe any of its covenants, agreements, or obligations hereunder (other than the payment of sums of money) for a period of sixty (60) days after notice of such failure (unless the default is of such a nature that it cannot be cured within such 60-day period, in which event no default shall occur as long as Tenant commences to cure such default within the 60-day period and thereafter, in good faith, diligently and with continuity, prosecutes the curing of the default, then in addition to all other rights provided herein Landlord shall have the right, but not the obligation, at its sole election (but not as its exclusive remedy), to perform or observe the covenants, agreements, or obligations which are asserted to have not been performed or observed, at the expense of Tenant and to recover all costs or expenses incurred in connection therewith, together with interest thereon at Landlord's Prime Rate from the date expended until repaid. Any performance or observance by Landlord pursuant to this Section 11.03 shall not constitute a waiver of Tenant's failure to perform or observe.

                                   ARTICLE 12
                                   ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 12.01.  Assignment or Subletting by Tenant.  Tenant shall not have
                     ----------------------------------
the right to assign, sublet or transfer any or all of its rights and privileges under this Agreement, without the prior written consent of Landlord, which shall not be unreasonably withheld, except that Tenant may assign this Agreement to any purchaser of Tenant's methanol plant as a going concern.



                                   ARTICLE 13
                                   ----------

            SURRENDER OF DEMISED PREMISES UPON TERMINATION OF LEASE
            -------------------------------------------------------

     Tenant covenants and agrees that, upon the termination of this Agreement by lapse of time or otherwise, it will, if Landlord has not exercised it Option to purchase the Improvements, remove the Improvements to the extent and in the manner required under Section 5.01, above, and will surrender, yield up, and deliver the Premises to Landlord.



                                   ARTICLE 14
                                   ----------

                                QUIET ENJOYMENT
                                ---------------

     Section 14.01.  Quiet Enjoyment.  Landlord covenants that Tenant, on paying
                     ---------------
the Rent and performing and observing all of the covenants and agreements herein contained and provided to be performed by Tenant, shall and may peaceably and quietly have, hold, occupy, use, and enjoy the Premises during the Term and may exercise all of its rights hereunder; and Landlord agrees to warrant and forever defend Tenant's right to such occupancy, use, and enjoyment and the title to the Premises against the claims of any and all persons whomsoever lawfully claiming the same, or any part thereof subject only to the provisions of this Agreement.



                                   ARTICLE 15
                                   ----------

                                 MISCELLANEOUS
                                 -------------

     Section 15.01.  Notices.  Any notice, request, demand, consent, approval,
                     -------
or other communication required or permitted under this Agreement must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at the addresses set forth below. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving ten (10) days' prior written notice of such change to the other party in the manner prescribed in this Section.

     To Landlord:  Borden Chemical, Inc.
                   180 East Broad Street
                   Columbus, Ohio 43215
                   Attn:  Edward Huller, Vice President

     To Tenant:    Borden Chemicals and Plastics Operating Limited Partnership
                   Highways 73 and 30
                   Geismar, Louisiana 70734
                   Attn:  M.D. Owens, VP-Manufacturing

     Section 15.02.  Modification and Non-Waiver.  No variations, modifications,
                     ----------------------------
or changes herein or hereof shall be binding upon any party hereto unless set forth in writing executed by it or by a duly authorized officer or agent. No waiver by either party of any breach or default of any term, condition, or provision hereof, including without limitation the acceptance by Landlord of any monies at any time or in any manner other than as herein provided, shall be deemed a waiver of any other or subsequent breaches or defaults of any kind, character, or description under any circumstance. No waiver of any breach or default of any term, condition, or provision hereof shall be implied from any action of any party, and any such waiver, to be effective, shall be set out in a written instrument signed by the waiving party.

     Section 15.03.  Governing Law.  This Agreement shall be construed and
                     -------------
enforced in accordance with the laws of the State of Louisiana.

     Section 15.04.  Number and Gender; Captions; References.  Pronouns,
                     ---------------------------------------
wherever used herein, and of whatever gender, shall include natural persons and corporations and associations of every kind and character, and the singular shall include the plural wherever and as often as may be appropriate. Article and section headings in this Agreement are for convenience of reference and shall not affect the construction or interpretation of this Agreement. Whenever the terms "hereof", "hereby", "herein", or words of similar import are used in this Agreement they shall be construed as referring to this Agreement in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Agreement.

     Section 15.05.  Estoppel Certificate.  Landlord and Tenant shall execute
                     --------------------
and deliver to each other, promptly upon any request therefor by the other party, a certificate stating:

     (a) whether or not this Agreement is in full force and effect;

     (b) whether or not this Agreement has been modified or amended in any respect, and submitting copies of such modifications or amendments;

     (c) whether or not there are any existing defaults hereunder known to the party executing the certificate, and specifying the nature thereof;

     (d) whether or not any particular Article, Section, or provision of this Agreement has been complied with; and

     (e)  such other matters as may be reasonably requested by either party.

     Section 15.06.  Severability.  If any provision of this Agreement or the
                     ------------
application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     Section 15.07.  Attorneys' Fees.  If litigation is ever instituted by
                     ---------------
either party hereto to enforce, or to seek damages for the breach of, any provision hereof, the prevailing party therein shall be promptly reimbursed by the other party for all reasonable attorneys' fees, court costs and related costs incurred by the prevailing party.

     Section 15.08.  Entireties.  This Agreement and all exhibits attached
                     ----------
hereto constitute the entire agreement of the parties hereto with respect to its subject matter, and all prior agreements with respect thereto are merged herein. Any agreements entered into between Landlord and Tenant of even date herewith are not, however, merged herein.

     Section 15.09.  Successors and Assigns.  This Agreement shall constitute a
                     ----------------------
real right and covenant running with the Premises, and, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Whenever a reference is made herein to either party, such reference shall include the party's successors and assigns, if any.

     Section 15.10.  Survival.  Any terms and provisions of this Agreement
                     --------
pertaining to rights, duties, or liabilities extending beyond the expiration or termination of this Agreement shall survive the end of the Term.

     Section 15.11.  Relationship of the Parties.  Nothing contained in this
                     ---------------------------
Agreement shall be construed by the parties hereto, or by any third party, as constituting the parties as principal and agent, partners or joint venturers, nor shall anything herein render either party liable for the debts or obligations of any other party, it being understood and agreed that the only relationship between Landlord and Tenant hereunder is that of landlord and tenant.

     Section 15.12.  No Waiver.  No failure by either party to insist upon
                     ---------
strict performance of any agreement, covenant, or term of this Agreement or to exercise any right or remedy granted to such party upon a breach hereof and no acceptance of any Rent by Landlord during the continuance of any such breach shall constitute a waiver of any such breach. No obligation of the Landlord and/or Tenant shall be deemed waived or modified except by written instrument. If Landlord and/or Tenant shall waive any particular breach, condition or covenant of this Agreement, such waiver shall be limited to such breach, covenant or condition and shall not be construed as a waiver in the future of the same or different breach, covenant or condition.

     Section 15.13.  No Accord and Satisfaction.  No payment by Tenant, or
                     --------------------------
acceptance by Landlord of an amount which is less than the amount due from Tenant to Landlord, shall be treated otherwise than as a payment on account.
The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

     Section 15.14.  Waiver of Jury Trial.  Landlord and Tenant waive trial by
                     --------------------
jury in any action, proceeding, or counterclaim brought by either of the parties to this Agreement against the other on any matters whatsoever arising out of or in any way connected with this Agreement, the relationship of the Landlord and
Tenant, Tenant's   use or occupancy of the Premises, or any other claims, and any emergency statutory or any other statutory remedy.

     Section 15.15.  Recording.  Landlord acknowledges that Tenant may promptly
                     ---------
record and from time to time re-record a short form memorandum of this Agreement with the Clerk and Recorder of Ascension Parish, at Tenant's sole cost and expense.

     Section 15.16.  No Construction Against Drafting Party.  Landlord and
                     --------------------------------------
Tenant acknowledge that each of them and their counsel have had an opportunity to review this Agreement and therefore, in case of any ambiguity, shall be no construction of the ambiguous provision against either party hereto.

     Section 15.17.  Force Majeure.  If Landlord or Tenant is delayed or
                     -------------
prevented from performing any of their obligations under this Agreement by reason of strike or labor troubles or any cause whatsoever beyond either party's control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Landlord or Tenant.

     Section 15.18.  Brokerage.  Landlord and Tenant hereby represent and
                     ---------
warrant to the other that there have been no brokers involved on their behalf in the consummation of this Agreement, and each party hereby indemnifies and agrees to hold the other harmless from and against any and all claims for brokerage commissions arising out of any breach of such representation.

     Section 15.19.  Law Between the Parties.  This   Agreement shall constitute
                     -----------------------
the law between the parties, and if any provision of this Agreement is in conflict with the provisions of "Title IX - Of Lease" of the Louisiana Civil Code, Articles 2669 through 2777, inclusive, the provisions of this Agreement shall control.

     Section 15.20.  Rules of Interpretation.  The following rules shall apply
                     -----------------------
to the construction of this Agreement unless the context requires otherwise:
(a) the singular includes the plural and the plural includes the singular; (b) words importing any gender include the other genders; (c) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes; (d) references to "writing" include printing, photocopy, typing, lithography and other means of reproducing words in a tangible visible form; (e) the words "including", "includes" and "include" shall be deemed to be followed by words "without limitation"; (f) references to the introductory paragraph, preliminary statements, articles, sections (or subdivision of sections), exhibits, appendices, annexes or schedules are to those of this Agreement unless otherwise indicated; (g) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments; (h) references to persons include their respective successors and assigns to the extent successors or assigns are permitted or not prohibited by the terms of this Agreement; (i) any accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; (j) "or" is not exclusive; (k) provisions apply to successive events and transactions; (l) references to documents or agreements which have been terminated or released or which have expired shall be of no force and effect after such termination, release, or expiration; (m) references to mail shall be deemed to refer to first-class mail, postage prepaid, unless another type of mail is specified; (n) all references to time shall be to Baton Rouge, Louisiana time; (o) references to specific persons, positions, or officers shall include those who or which succeed to or perform their respective functions, duties, or responsibilities; and (p) the terms "herein", "hereunder", "hereby", "hereof," and any similar terms refer to this Agreement as a whole and not to any particular articles, section or subdivision hereof.

     This Agreement was executed by Landlord as of the day and year first set forth above.


Witnesses:                      Landlord:

                                BORDEN CHEMICAL, INC.,
                                a Delaware corporation


______________________________  By:  ___________________________________

______________________________  Its: ___________________________________




                       ___________________________________
                                 Notary Public

                           This Agreement was executed by Tenant as of the day
and year first set forth above.


Witnesses:                   Tenant

                             BORDEN CHEMICALS AND PLASTICS
                             OPERATING LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By: BCP MANAGEMENT, INC.,
                                 a Delaware corporation,
                                 its General Partner



______________________________  By:  ___________________________________

______________________________  Its: ___________________________________



                      ___________________________________
                                 Notary Public

                                   Exhibit A

                                Leased Premises
                                ---------------

                                   Exhibit B

            Servitudes, Rights of Way, Encumbrances and Restrictions
            --------------------------------------------------------

          The Reciprocal Servitude Agreement dated as of July 28, 2000 by and between Landlord and Tenant is hereby incorporated by reference.

                                       21